UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03725

Fidelity California Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2021

Item 1.

Reports to Stockholders

Fidelity® California Municipal Income Fund

Annual Report

February 28, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(4.14)%	1.96%	4.01%
Class M (incl. 4.00% sales charge)	(4.07)%	1.99%	4.05%
Class C (incl. contingent deferred sales charge)	(1.87)%	2.03%	3.66%
Fidelity® California Municipal Income Fund	0.18%	3.14%	4.77%
Class I	0.09%	3.05%	4.68%
Class Z	0.21%	3.10%	4.71%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,940	Fidelity® California Municipal Income Fund
$15,437	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain for the 12 months ending February 28, 2021, overcoming volatility related to economic and credit fears caused by the coronavirus pandemic. The Bloomberg Barclays Municipal Bond Index rose 1.06% for the period. Munis declined sharply in March 2020, as the spread of COVID-19 raised the prospect of a broad economic slowdown that presented financial challenges for certain muni issuers. For example, revenue bonds used to finance airport projects were pressured by a reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date and the collapse in revenue from sales taxes, activity taxes and fees. The U.S. Federal Reserve responded to the risk of economic contraction and credit-market dysfunction by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed historic fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, pressured muni yields and credit spreads through January 2021, before yields rose again in February amid hopes for a broad economic recovery and concern about rising inflation expectations.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) returned roughly -1% to 0%, about in line, net of fees, with the 0.60% advance of the state benchmark, the Bloomberg Barclays California Enhanced Municipal Bond Index. The past 12 months, we focused on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's duration (interest rate) positioning contributed to performance versus the state index. It helped that the fund's duration was longer than the state index because it positioned the portfolio to more fully benefit when municipal yields fell in the first half of the period. The fund's holdings cumulatively produced more income than the state index this period, which also contributed to relative performance. From a sector allocation perspective, having smaller-than-index exposure to state general obligation bonds was helpful, since the sector topped the state index, while overweighting certain airport bonds detracted because the sector lagged. Lastly, differences in the way fund holdings and index components were priced hampered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 28, 2021

% of fund's net assets
General Obligations	25.7
Transportation	24.6
Special Tax	9.6
Health Care	9.4
Education	7.6

Quality Diversification (% of fund's net assets)

As of February 28, 2021
AAA	2.8%
AA,A	76.4%
BBB	7.4%
BB and Below	1.2%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	9.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Municipal Bonds - 94.9%
	Principal Amount (000s)	Value (000s)
California - 94.8%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2012 A:
5% 8/1/24 (Pre-Refunded to 2/1/22 @ 100)	$1,050	$1,097
5% 8/1/25 (Pre-Refunded to 2/1/22 @ 100)	1,245	1,300
5% 8/1/27 (Pre-Refunded to 2/1/22 @ 100)	300	313
5% 8/1/28 (Pre-Refunded to 2/1/22 @ 100)	400	418
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	2,307
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,895	3,141
Alameda Corridor Trans. Auth. Rev.:
Series 2013 A:
5% 10/1/24	11,530	12,789
5% 10/1/25	5,245	5,803
Series 2016 B:
5% 10/1/34	2,500	2,944
5% 10/1/35	4,000	4,700
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	900	994
Series 1997 C, 0% 9/1/22 (FSA Insured)	5,150	5,112
Antelope Valley Cmnty. College District Series A:
5% 8/1/31	1,325	1,613
5% 8/1/32	1,345	1,633
5% 8/1/33	1,805	2,188
5% 8/1/34	3,000	3,628
5% 8/1/35	4,000	4,824
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (a)	3,000	3,247
Series B, 2.85%, tender 4/1/25 (a)	7,000	7,534
Series C, 2.1%, tender 4/1/22 (a)	7,000	7,077
Series H, 2.125%, tender 4/1/25 (a)	4,000	4,189
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/25 (Pre-Refunded to 6/1/22 @ 100)	4,355	4,621
5% 6/1/28 (Pre-Refunded to 6/1/22 @ 100)	3,045	3,231
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
5% 6/1/27	400	497
5% 6/1/28	420	533
5% 6/1/29	500	647
5% 6/1/30	300	394
5% 6/1/31	300	391
5% 6/1/32	250	324
5% 6/1/33	250	322
California Dept. of Wtr. Resources Series AI, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	2,700	2,799
California Edl. Facilities Auth. Rev.:
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	2,146
(Santa Clara Univ. Proj.):
Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	9,538
Series 2017 C:
5% 4/1/30	650	818
5% 4/1/31	890	1,115
5% 4/1/33	1,245	1,548
Series 2018 A:
5% 10/1/34	760	934
5% 10/1/36	840	1,026
5% 10/1/38	620	753
5% 10/1/42	4,000	4,809
5% 10/1/46	6,235	7,442
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	105	105
5.5% 4/1/28	5	5
5.5% 4/1/30	25	25
Series 2007:
5.625% 5/1/26	120	120
5.75% 5/1/30	90	90
Series 2012, 5.25% 4/1/35	3,500	3,683
Series 2019:
5% 10/1/22	10,000	10,767
5% 10/1/25	5,720	6,866
Series 2020:
4% 3/1/23	5,000	5,372
4% 3/1/24	7,500	8,309
4% 11/1/39	5,500	6,519
5% 11/1/27	2,000	2,534
5% 11/1/28	5,005	6,481
5% 3/1/32	4,800	6,247
5% 3/1/33	5,000	6,477
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
California Health Facilities Fing. Auth. Rev.:
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,680
5% 11/15/23	2,000	2,139
(Lucile Salter Packrd Chil Hosp. Proj.) Series 2017 A, 5% 11/15/42	1,750	2,086
(Stanford Health Proj.) Series 2017 A:
5% 11/15/35	3,405	4,231
5% 11/15/36	5,000	6,203
5% 11/15/37	3,000	3,714
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	8,190	8,676
Series 2019 B, 5%, tender 10/1/27 (a)	7,700	9,641
Series 2011 D:
5% 8/15/22 (Pre-Refunded to 8/15/21 @ 100)	900	920
5% 8/15/23 (Pre-Refunded to 8/15/21 @ 100)	700	715
5% 8/15/25 (Pre-Refunded to 8/15/21 @ 100)	2,000	2,044
Series 2016 A, 5% 11/15/46 (Pre-Refunded to 11/15/25 @ 100)	3,335	4,021
Series 2017 A:
4% 11/1/38	5,475	6,299
5% 11/15/32	1,400	1,743
Series 2018 A, 5% 11/15/27	500	629
Series 2020 A, 4% 4/1/49	7,000	7,940
California Hsg. Fin. Agcy. Series 2019 A, 4% 3/20/33	6,876	7,716
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	7,610	9,335
5% 8/1/49	11,000	13,416
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (a)	7,000	6,878
Series 2020, 4% 7/1/50	7,125	8,070
California Muni. Fin. Auth.:
(Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/32	2,750	3,374
5% 6/1/33	2,320	2,841
5% 6/1/34	5,290	6,462
5% 6/1/35	5,110	6,229
5% 6/1/36	5,830	7,087
5% 6/1/37	3,000	3,637
Series 2019 A, 2.65% 8/1/36	9,838	10,176
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/25	305	358
5% 10/1/26	715	859
5% 10/1/28	2,130	2,584
5% 10/1/32	1,000	1,192
(Channing House Proj.) Series 2017 A:
4% 5/15/29	2,000	2,326
4% 5/15/30	1,575	1,818
4% 5/15/31	2,150	2,472
4% 5/15/32	1,000	1,145
5% 5/15/33	895	1,091
5% 5/15/34	1,000	1,216
(Institute On Aging Proj.) Series 2017:
5% 8/15/27	230	287
5% 8/15/29	245	304
5% 8/15/30	225	278
5% 8/15/33	750	920
5% 8/15/36	1,435	1,747
(LINXS APM Proj.) Series 2018 A:
5% 12/31/34 (b)	3,000	3,620
5% 12/31/35 (b)	2,500	3,008
(Pomona College Proj.) Series 2017:
4% 1/1/37 (Pre-Refunded to 1/1/28 @ 100)	1,250	1,497
4% 1/1/38 (Pre-Refunded to 1/1/28 @ 100)	1,500	1,796
5% 1/1/32 (Pre-Refunded to 1/1/28 @ 100)	1,000	1,263
5% 1/1/33 (Pre-Refunded to 1/1/28 @ 100)	500	632
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/27	1,000	1,234
5% 6/1/28	1,000	1,226
5% 6/1/30	1,555	1,885
5% 6/1/32	1,000	1,204
5% 6/1/33	1,000	1,200
5% 6/1/35	1,000	1,194
5% 6/1/43	3,750	4,415
Series 2016 A, 5% 11/1/36 (c)	1,000	1,126
Series 2017 A:
5% 7/1/29	575	694
5% 7/1/31	1,000	1,195
5% 7/1/32	1,400	1,667
5% 7/1/33	1,000	1,187
5% 7/1/34	1,395	1,651
5% 7/1/35	1,500	1,771
5% 7/1/36	1,500	1,766
5% 7/1/37	1,250	1,468
Series 2017 B:
5% 7/1/28	1,250	1,519
5% 7/1/29	1,300	1,569
5% 7/1/30	750	900
5% 7/1/31	800	956
5% 7/1/32	1,385	1,649
Series 2017:
5% 10/1/27	500	613
5% 10/1/36	1,250	1,474
5% 10/1/37	500	588
5% 10/1/39	1,750	2,046
Series 2018:
5% 10/1/31	200	244
5% 10/1/32	225	273
5% 10/1/33	225	272
5% 10/1/34	225	271
5% 10/1/35	225	271
5% 10/1/36	250	300
5% 10/1/37	550	658
5% 10/1/38	345	412
Series 2019 A:
5% 4/1/30	3,000	3,805
5% 4/1/31	2,000	2,525
5% 4/1/32	3,000	3,769
5% 4/1/35	1,780	2,213
5% 4/1/36	1,125	1,394
5% 4/1/37	1,475	1,821
5% 4/1/40	2,500	3,064
5% 4/1/41	3,865	4,724
Series 2019:
5% 7/1/34	825	1,023
5% 7/1/39	1,000	1,218
5% 7/1/49	2,100	2,509
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 0.18%, tender 4/1/21 (a)	10,000	10,000
California Muni. Fin. Auth. Sr Living Series 2019:
5% 11/15/39	1,155	1,318
5% 11/15/49	2,500	2,818
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/26	4,210	4,968
5% 5/15/27	4,635	5,574
5% 5/15/34	10,000	11,974
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/33	1,345	1,613
5% 5/15/35	1,955	2,329
5% 5/15/36	1,500	1,781
5% 5/15/43	1,500	1,749
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2017 A1, 0.2%, tender 11/1/42 (a)(b)(c)	7,500	7,500
(Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	8,152
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/26 (d)	415	475
4% 10/15/27 (d)	400	464
4% 10/15/28 (d)	360	420
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	1,465	1,231
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	1,500	1,260
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	7,709
(Dept. of Corrections & Rehab. Proj.) Series 2011 C:
5% 10/1/27	9,530	9,795
5.25% 10/1/24	4,170	4,292
5.25% 10/1/25	2,875	2,959
5.75% 10/1/31	4,000	4,128
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,052
5% 4/1/25	5,300	5,573
Series 2012 G, 5% 11/1/25	2,500	2,698
Series 2016 D, 4% 4/1/33	1,660	1,915
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	3,000	3,107
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,800	2,900
Series A, 5% 9/1/29	1,425	1,642
California State Univ. Rev. Bonds Series 2016 B1, 1.6%, tender 11/1/26 (a)	5,000	5,193
California Statewide Cmntys. Dev. Auth.:
Series 2016:
5% 5/15/34	1,250	1,436
5% 5/15/35	4,725	5,412
5% 5/15/40	2,250	2,556
Series 2017, 5% 5/15/47	1,000	1,148
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/33	1,595	1,910
5% 1/1/38	3,240	3,827
5% 1/1/43	7,300	8,551
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/27	245	300
5% 7/1/28	660	824
5% 7/1/29	695	859
5% 7/1/30	730	896
5% 7/1/31	765	935
5% 7/1/32	805	979
5% 7/1/33	845	1,024
5% 7/1/34	885	1,069
5% 7/1/35	925	1,115
5% 7/1/36	500	601
5% 7/1/37	650	779
5% 7/1/38	500	597
5% 7/1/43	1,250	1,478
5% 7/1/48	9,000	10,572
(Lancer Edl. Student Hsg. Proj.) Series 2019 A:
5% 6/1/34 (c)	375	430
5% 6/1/39 (c)	475	538
5% 6/1/51 (c)	1,440	1,599
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/27	3,000	3,004
Series 2015:
5% 2/1/35	1,900	1,953
5% 2/1/45	4,440	4,617
Series 2016:
5% 10/1/26	1,125	1,370
5% 10/1/27	2,360	2,860
5% 10/1/28	1,230	1,481
5% 10/1/29	675	808
5% 10/1/30	1,100	1,311
5% 10/1/33	1,850	2,181
Series 2017 A, 5% 11/1/32 (c)	1,135	1,313
Series 2018 A, 5% 3/1/42	7,500	8,902
Carlsbad Unified School District:
Series 2009 B, 6% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	5,300	6,201
Series 2017 A:
4% 5/1/31	1,500	1,758
4% 5/1/32	1,150	1,342
4% 5/1/33	1,375	1,592
4% 5/1/34	1,375	1,581
Chaffey Unified High School District Series 2017 C, 5.25% 8/1/47	6,460	7,789
Corona-Norco Unified School District Series 2013 A:
5% 9/1/25	645	710
5% 9/1/28	1,250	1,371
5% 9/1/32	1,125	1,232
5% 9/1/35	585	639
Desert Sands Unified School District Series 2013 B:
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	2,000	2,215
5% 6/1/28 (Pre-Refunded to 6/1/23 @ 100)	2,000	2,215
5% 6/1/29 (Pre-Refunded to 6/1/23 @ 100)	1,650	1,827
5% 6/1/30 (Pre-Refunded to 6/1/23 @ 100)	2,500	2,769
5% 6/1/31 (Pre-Refunded to 6/1/23 @ 100)	1,750	1,938
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/29	250	330
5% 7/1/30	250	336
El Camino Hosp. District Series 2006, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,425	1,313
El Dorado County Gen. Oblig. 5% 9/1/23	1,345	1,440
El Dorado Irr. Distr. Rev. Series 2016 C, 5% 3/1/36 (Pre-Refunded to 3/1/26 @ 100)	330	402
Elk Grove Fin. Auth. Spl. Tax Rev.:
(Elk Grove Cfd Laguna Ridge Proj.) Series 2016, 5% 9/1/41	4,500	5,107
Series 2015:
5% 9/1/27	1,940	2,272
5% 9/1/28	4,125	4,816
5% 9/1/29	4,325	5,048
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,325
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,042
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,883
Series 2016:
5% 9/1/27	1,875	2,239
5% 9/1/28	1,500	1,775
5% 9/1/29	2,000	2,350
5% 9/1/30	1,720	2,007
5% 9/1/31	2,500	2,905
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	2,280	2,560
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,600
0% 10/1/25 (AMBAC Insured)	1,665	1,571
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	999
Escondido Union High School District Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	4,345
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	2,606
Foothill-De Anza Cmnty. College District Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,892
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2015 A, 0% 1/15/33 (FSA Insured)	9,000	6,842
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,390	4,995
Series 2013 A, 5% 6/1/30	6,000	6,492
Series 2015 A, 5% 6/1/33	2,355	2,701
Series 2017 A1:
5% 6/1/21	2,000	2,023
5% 6/1/22	2,000	2,115
5% 6/1/23	2,000	2,202
5% 6/1/24	3,000	3,422
5% 6/1/25	3,050	3,587
5% 6/1/29	3,000	3,650
Series A, 0% 6/1/24 (AMBAC Insured)	8,030	7,866
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2019:
4% 9/2/38	1,000	1,157
4% 9/2/39	1,000	1,155
5% 9/2/44	2,545	3,167
4% 9/2/21	1,750	1,784
5% 9/2/23	1,000	1,069
5% 9/2/24	825	920
5% 9/2/25	500	533
5% 9/2/26	800	887
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/25	2,000	2,292
5% 9/1/26	1,860	2,124
5% 9/1/27	1,725	1,966
5% 9/1/28	1,000	1,135
5% 9/1/29	1,250	1,413
Series 2013 A:
5% 9/1/24	3,830	4,238
5% 9/1/25	4,085	4,508
5% 9/1/26	4,105	4,518
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	1,835
5% 8/15/28	1,960	2,037
5% 8/15/29	4,225	4,388
5% 8/15/30	4,555	4,731
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,066
5% 8/1/25	1,000	1,066
5% 8/1/26	1,000	1,066
5% 8/1/27	1,000	1,066
5% 8/1/28	1,000	1,065
5% 8/1/29	1,000	1,064
5% 8/1/30	1,000	1,063
5% 8/1/31	1,000	1,061
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	3,925
Long Beach Cmnty. College:
0% 6/1/28 (FSA Insured)	2,995	2,691
0% 6/1/31 (FSA Insured)	8,285	6,814
Long Beach Hbr. Rev.:
Series 2017 A:
5% 5/15/26 (b)	1,110	1,326
5% 5/15/27 (b)	2,000	2,432
5% 5/15/29 (b)	1,350	1,624
5% 5/15/30(b)	1,300	1,554
5% 5/15/31 (b)	2,400	2,859
5% 5/15/32 (b)	1,760	2,089
5% 5/15/33 (b)	1,350	1,597
5% 5/15/34 (b)	1,650	1,946
5% 5/15/35 (b)	2,500	2,943
5% 5/15/36 (b)	3,000	3,522
5% 5/15/37 (b)	2,755	3,226
Series 2019 A, 5% 5/15/44	10,000	12,046
Long Beach Unified School District Series 2009:
5.25% 8/1/33	410	411
5.75% 8/1/33	170	171
Los Angeles Cmnty. College District:
Series 2015 A, 5% 8/1/29 (Pre-Refunded to 8/1/24 @ 100)	7,000	8,109
Series 2017 J, 4% 8/1/33	2,500	2,937
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,815
Los Angeles County Ctfs. of Prtn. (Disney Concert Hall Parking Garage Proj.) 5% 3/1/23	1,600	1,744
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,382
Los Angeles Dept. Arpt. Rev.:
Series 2015 A:
5% 5/15/24 (b)	795	908
5% 5/15/25 (b)	2,250	2,652
5% 5/15/26 (b)	1,715	2,019
5% 5/15/27 (b)	1,250	1,467
5% 5/15/28 (b)	1,260	1,473
5% 5/15/29 (b)	1,575	1,836
5% 5/15/30 (b)	1,400	1,627
Series 2015 D:
5% 5/15/23 (b)	1,390	1,531
5% 5/15/28 (b)	1,950	2,280
5% 5/15/29 (b)	2,550	2,973
5% 5/15/30 (b)	2,000	2,324
5% 5/15/31 (b)	2,540	2,947
5% 5/15/41 (b)	3,240	3,724
Series 2016 A:
5% 5/15/29 (b)	2,500	2,972
5% 5/15/30 (b)	2,530	2,992
5% 5/15/31 (b)	3,000	3,536
5% 5/15/32 (b)	3,710	4,359
5% 5/15/33 (b)	2,000	2,343
5% 5/15/35 (b)	2,020	2,357
5% 5/15/42 (b)	7,500	8,655
Series 2016 B:
5% 5/15/22 (b)	1,000	1,056
5% 5/15/26 (b)	1,600	1,935
5% 5/15/27 (b)	1,000	1,203
5% 5/15/36 (b)	3,600	4,190
5% 5/15/41 (b)	3,750	4,337
Series 2017 B:
5% 5/15/23 (b)	1,000	1,100
5% 5/15/24 (b)	1,905	2,172
5% 5/15/25 (b)	1,750	2,058
Series 2018 D, 5% 5/15/48 (b)	2,000	2,399
Series 2018, 5% 5/15/43 (b)	10,000	12,083
Series 2019 A, 5% 5/15/49 (b)	4,950	5,931
Series 2019 D, 5% 5/15/49 (b)	4,525	5,407
Series A:
5% 5/15/30 (b)	700	849
5% 5/15/51 (b)	5,000	6,211
Series B, 5% 5/15/48	6,200	7,898
Series F:
4% 5/15/49 (b)	5,000	5,560
5% 5/15/30 (b)	2,480	3,138
5% 5/15/34 (b)	950	1,177
5% 5/15/44 (b)	9,000	10,849
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2015 A:
5% 7/1/28	3,400	3,968
5% 7/1/30	6,000	6,982
Series 2016 B, 5% 7/1/42	4,595	5,363
Series B:
5% 7/1/40	16,500	20,926
5% 7/1/50	17,155	21,558
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2020 A:
5% 7/1/47	3,030	3,829
5% 7/1/50	1,255	1,582
Los Angeles Hbr. Dept. Rev. Series 2016 A, 5% 8/1/24 (b)	1,500	1,715
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2014 A:
5% 5/1/24	325	371
5% 5/1/25	540	616
5% 5/1/29	500	566
5% 5/1/30	1,000	1,130
5% 5/1/31	1,555	1,755
Series 2014 B:
5% 5/1/24	200	228
5% 5/1/25	225	256
5% 5/1/29	500	566
5% 5/1/30	400	452
5% 5/1/31	400	451
Series 2016 B, 5% 11/1/36	1,500	1,812
Los Angeles Unified School District Series C, 4% 7/1/44	5,000	5,802
Los Angeles Wastewtr. Sys. Rev. Series 2012 B, 5% 6/1/28	4,800	5,080
Manhattan Beach Unified School District Series 2020 B, 4% 9/1/45	3,500	4,108
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	1,094
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/27	190	228
5% 4/1/28	3,350	4,083
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,998
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,681
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	935	942
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	605	623
Modesto Irrigation District Fing. Auth. Series 2019 A, 5% 10/1/39	1,500	1,863
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,625	2,005
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/30	1,640	1,785
5% 6/1/31	500	544
5% 6/1/32	500	544
5% 6/1/33	1,800	1,953
5% 6/1/34	1,345	1,457
5% 6/1/35	1,895	2,051
5% 6/1/36	2,000	2,162
5% 6/1/41	6,155	6,623
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,370
Muroc Jt Unified School District Series 2016 B, 5.25% 8/1/47	4,375	5,279
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,760
5% 9/1/25	1,000	1,063
5% 9/1/26	1,155	1,225
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	3,897
Series 2015:
4% 9/1/24 (FSA Insured)	330	368
5% 9/1/25 (FSA Insured)	680	795
5% 9/1/26 (FSA Insured)	500	584
5% 9/1/26 (FSA Insured)	1,500	1,751
5% 9/1/27 (FSA Insured)	455	530
North City West School Facilities Fing. Auth. Spl. Tax Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,709
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,250	11,283
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	1,800	1,844
Northern California Transmission Agcy. Rev.:
5% 5/1/36	2,390	2,817
5% 5/1/38	2,265	2,659
5% 5/1/39	1,500	1,758
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,755	4,406
Oakland Gen. Oblig. Series 2015 A:
5% 1/15/28	1,225	1,456
5% 1/15/29	1,650	1,959
5% 1/15/30	1,665	1,973
5% 1/15/31	1,520	1,798
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	150	154
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/30	1,250	1,461
5% 8/1/30 (FSA Insured)	1,570	1,844
5% 8/1/40	3,500	4,020
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,047
5% 2/1/23	5,000	5,187
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	4,150
Orange County San District Waste Series 2016 A:
5% 2/1/35	5,490	6,568
5% 2/1/36	6,630	7,921
Oxnard Union High School District Gen. Oblig. Series B, 5% 8/1/45	5,000	6,100
Palmdale Elementary School District Spl. Tax Series 2017 A, 5% 8/1/41 (FSA Insured)	1,275	1,511
Palomar Cmnty. College District Series 2017, 5% 8/1/35	1,410	1,733
Palomar Health Rev.:
Series 2016, 5% 11/1/36	12,970	14,719
Series 2017, 5% 11/1/42	3,000	3,389
Palomar Pomerado Health Series 2004 A, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,870	4,551
Perris Union High School District Series A, 4% 9/1/48 (FSA Insured)	11,000	12,673
Placer County Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	998
Pomona Calif Wtsw Rev. (Wtr. Facilities Proj.) Series 2017, 4% 5/1/37	4,335	4,878
Port of Oakland Rev.:
Series 2011 O, 5% 5/1/22 (b)	4,500	4,535
Series 2012 P:
5% 5/1/22 (b)	4,000	4,203
5% 5/1/24 (Pre-Refunded to 5/1/22 @ 100) (b)	3,070	3,237
Series 2017 D:
5% 11/1/25 (b)	5,135	6,079
5% 11/1/26 (b)	2,285	2,774
5% 11/1/27 (b)	4,000	4,951
5% 11/1/28 (b)	4,925	6,062
5% 11/1/29 (b)	4,200	5,138
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,997
5% 6/15/28	2,190	2,617
5% 12/15/28	2,200	2,622
5% 12/15/29	4,825	5,733
5% 12/15/30	3,500	4,671
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	13,070	10,491
Series 2011, 0% 8/1/46	10,150	4,652
Series B:
0% 8/1/33	4,840	3,769
0% 8/1/35	9,000	6,591
0% 8/1/37	6,325	4,332
0% 8/1/41	5,130	3,057
Poway Unified School District Pub. Fing.:
Series 2015 A, 5% 9/1/31	1,260	1,451
5% 9/15/26	930	1,036
5% 9/1/30	1,495	1,728
5% 9/1/32	1,795	2,059
5% 9/1/33	2,740	3,133
5% 9/1/34	1,225	1,399
5% 9/1/35	1,580	1,800
5% 9/1/36	3,395	3,849
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,775	2,038
5% 9/1/26 (FSA Insured)	1,350	1,547
5% 9/1/27 (FSA Insured)	1,700	1,943
5% 9/1/28 (FSA Insured)	1,700	1,938
5% 9/1/29 (FSA Insured)	1,850	2,104
Richmond Wastewtr. Rev. Series 2019 A:
4% 8/1/49	4,000	4,529
5% 8/1/39	390	490
5% 8/1/44	2,135	2,641
Riverside County Trans. Commission Toll Rev. Series 2013 A:
5.75% 6/1/44	2,500	2,724
5.75% 6/1/48	5,000	5,447
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	3,840	4,789
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,030
5% 8/1/27	1,725	2,045
5% 8/1/28	1,935	2,292
5% 8/1/29	2,330	2,756
Rocklin Unified School District Series 2002:
0% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,610	2,569
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	6,195
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	6,436
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	5,040
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	5,972
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,667
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,777
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000	5,593
Sacramento City Unified School District Series 2007, 0% 7/1/28 (FSA Insured)	1,450	1,293
Sacramento County Arpt. Sys. Rev.:
Series 2016 B:
5% 7/1/35	790	929
5% 7/1/36	2,000	2,347
5% 7/1/41	6,430	7,493
Series 2018 C:
5% 7/1/34 (b)	4,000	4,836
5% 7/1/35 (b)	5,000	6,030
5% 7/1/36 (b)	7,500	9,016
Series 2018 E:
5% 7/1/33	1,315	1,613
5% 7/1/34	1,000	1,223
5% 7/1/35	1,000	1,220
Sacramento Muni. Util. District Elec. Rev.:
Series 2012 Y, 5% 8/15/27	2,800	2,994
Series 2013 A, 5% 8/15/41	2,810	3,091
Series 2016 D, 5% 8/15/28	2,500	3,231
Sacramento TOT Rev. Series A:
5% 6/1/34	700	845
5% 6/1/35	2,065	2,486
5% 6/1/36	2,215	2,659
5% 6/1/37	2,405	2,878
5% 6/1/38	1,240	1,480
5% 6/1/43	6,000	7,080
San Bernardino Cmnty. College District Series 2019 A, 4% 8/1/44	2,000	2,290
San Bernardino County Ctfs. of Prtn.:
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	6,860	7,710
(Med. Ctr. Fing. Proj.) 5.5% 8/1/22 (Escrowed to Maturity)	10,000	10,463
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (Escrowed to Maturity)	1,100	1,220
5% 8/1/24 (Escrowed to Maturity)	1,250	1,391
5% 8/1/25 (Pre-Refunded to 8/1/23 @ 100)	2,000	2,225
5% 8/1/27 (Pre-Refunded to 8/1/23 @ 100)	2,000	2,225
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	7,505	7,748
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/29	1,660	2,044
5% 7/1/31	2,000	2,448
5% 7/1/33	1,735	2,115
5% 7/1/34	1,380	1,673
5% 7/1/35	1,500	1,809
5% 7/1/36	1,980	2,375
5% 7/1/38	2,000	2,374
5% 7/1/42	5,000	5,851
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
(Sub Lien Proj.):
Series 2017 B:
5% 7/1/24 (b)	1,000	1,143
5% 7/1/25 (b)	515	606
5% 7/1/27 (b)	500	617
5% 7/1/28 (b)	1,000	1,227
5% 7/1/29 (b)	1,725	2,103
5% 7/1/30 (b)	2,915	3,534
5% 7/1/31 (b)	1,250	1,511
5% 7/1/32 (b)	1,300	1,566
5% 7/1/33 (b)	1,330	1,598
5% 7/1/34 (b)	1,000	1,199
5% 7/1/36 (b)	1,500	1,791
5% 7/1/37 (b)	750	894
5% 7/1/47 (b)	5,250	6,178
Series A, 5% 7/1/26 (b)	690	834
Series 2000 B, 5% 7/1/22	4,000	4,252
Series 2013 B, 5% 7/1/38 (b)	7,000	7,606
Series 2017A, 5% 7/1/42	5,810	6,944
Series 2019 B:
5% 7/1/28 (b)	820	1,029
5% 7/1/49 (b)	3,250	3,873
Series 2020 B:
5% 7/1/29	2,720	3,513
5% 7/1/30	2,550	3,344
Series 2020 C, 5% 7/1/23 (b)	585	646
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	1,801
Series 2015 A, 5% 10/15/44	4,005	4,606
Series 2016:
5% 10/15/29	2,000	2,301
5% 10/15/30	1,000	1,146
5% 10/15/31	650	743
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	2,555
Series 2008 C, 0% 7/1/37	1,300	914
Series 2008 E, 0% 7/1/47 (e)	8,700	7,930
Series A, 4% 7/1/50	5,000	5,781
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2019 A:
4% 7/1/38	3,040	3,512
4% 7/1/39	2,075	2,392
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2014 A, 5% 5/1/40 (b)	1,865	2,085
Series 2016 B:
5% 5/1/41 (b)	9,695	11,286
5% 5/1/46 (b)	23,000	26,565
Series 2017 A, 5% 5/1/42 (b)	3,000	3,535
Series 2017 D, 5% 5/1/25 (b)	2,250	2,649
Series 2019 A:
5% 5/1/36 (b)	10,000	12,325
5% 5/1/37 (b)	5,595	6,868
5% 1/1/47 (b)	3,005	3,572
5% 5/1/49 (b)	12,645	15,151
Series 2019 B, 5% 5/1/49	5,000	6,099
Series 2019 E, 5% 5/1/50 (b)	7,000	8,380
Series A, 5% 5/1/44 (b)	8,390	9,353
5% 5/1/28	2,280	2,758
5% 5/1/29	1,225	1,474
5% 5/1/30	330	395
5% 5/1/32	1,000	1,192
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
5% 8/1/23	1,000	1,063
5% 8/1/24	750	796
San Jacinto Unified School District Series 2014:
5% 8/1/25 (FSA Insured)	875	1,004
5% 8/1/26 (FSA Insured)	1,055	1,209
5% 8/1/27 (FSA Insured)	1,250	1,430
5% 8/1/28 (FSA Insured)	1,250	1,427
5% 8/1/29 (FSA Insured)	3,150	3,591
5% 8/1/30 (FSA Insured)	4,070	4,633
5% 8/1/31 (FSA Insured)	650	739
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,763
San Jose Int. Arpt. Rev.:
Series 2017 A:
5% 3/1/27 (b)	2,480	3,032
5% 3/1/29 (b)	735	888
5% 3/1/31 (b)	1,100	1,319
5% 3/1/32 (b)	850	1,016
5% 3/1/33 (b)	1,095	1,307
5% 3/1/34 (b)	1,250	1,488
5% 3/1/35 (b)	3,475	4,132
5% 3/1/36 (b)	2,250	2,670
5% 3/1/37 (b)	2,250	2,664
5% 3/1/41 (b)	10,235	12,050
Series 2017 B:
5% 3/1/29	200	245
5% 3/1/30	250	304
5% 3/1/32	235	284
5% 3/1/33	250	301
5% 3/1/34	500	601
5% 3/1/37	3,000	3,582
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	1,961
5% 10/1/29	675	798
5% 10/1/30	2,000	2,356
5% 10/1/31	2,310	2,718
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38 (Pre-Refunded to 8/1/21 @ 100)	5,000	5,101
Series 2010 B:
0% 8/1/35	3,675	2,680
0% 8/1/37	1,900	1,295
0% 8/1/47	9,000	4,305
San Mateo County Cmnty. College District Series 2019:
5% 9/1/36	1,000	1,289
5% 9/1/37	1,000	1,284
5% 9/1/38	760	972
5% 9/1/39	1,000	1,276
5% 9/1/40	1,100	1,400
San Mateo County Joint Powers Fing. Auth. Series 2019 A:
5% 7/15/24	4,000	4,602
5% 7/15/26	4,000	4,893
San Mateo Foster City (Clean Wtr. Prog.) Series 2019, 5% 8/1/49	8,000	10,023
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,980
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,438
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,423
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	937
5% 6/15/26 (FSA Insured)	860	974
5% 6/15/27 (FSA Insured)	1,770	1,997
5% 6/15/28 (FSA Insured)	1,865	2,095
5% 6/15/29 (FSA Insured)	1,780	1,994
5% 6/15/30 (FSA Insured)	1,150	1,288
5% 6/15/31 (FSA Insured)	1,000	1,119
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	220	233
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/30	1,000	1,295
5% 4/1/32	1,365	1,743
5% 4/1/34	1,000	1,265
5% 4/1/36	2,135	2,682
5% 4/1/37	1,000	1,250
5% 4/1/38	845	1,052
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31 (Pre-Refunded to 7/1/21 @ 100)	3,000	3,057
Santa Monica Pub. Fin. Rev.:
(City Svcs. Bldg. Proj.) Series 2017:
4% 7/1/39	790	891
5% 7/1/36	2,380	2,870
5% 7/1/37	1,780	2,140
(Downtown Fire Station Proj.) Series 2018, 5% 7/1/42	1,250	1,483
Santa Monica-Malibu Unified School District Series 2017 C:
4% 7/1/36	435	507
4% 7/1/37	475	552
4% 7/1/38	450	522
4% 7/1/39	550	636
5% 7/1/30	250	314
5% 7/1/31	350	438
5% 7/1/32	255	318
5% 7/1/33	250	312
5% 7/1/34	315	391
5% 7/1/35	400	496
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/22 (AMBAC Insured)	2,900	2,884
0% 9/1/25 (AMBAC Insured)	6,800	6,503
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	940
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	3,008
South Bayside Waste Mgmt. Auth.:
Series 2019 A:
5% 9/1/42 (FSA Insured)	1,255	1,538
5% 9/1/42 (Pre-Refunded to 9/1/29 @ 100)	45	59
Series 2019 B:
5% 9/1/21 (b)	1,205	1,233
5% 9/1/21 (Escrowed to Maturity) (b)	40	41
5% 9/1/24 (b)	425	490
5% 9/1/24 (Escrowed to Maturity) (b)	15	17
South Orange County Pub. Fin. Auth. Series 2016:
5% 4/1/34	2,000	2,374
5% 4/1/36	3,000	3,545
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,043
5% 8/15/26	1,975	2,057
5% 8/15/27	700	728
5% 8/15/28	1,000	1,040
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (a)	10,000	9,924
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	2,300
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
4% 10/1/37	2,000	2,284
5% 10/1/35	1,000	1,231
5% 10/1/36	1,585	1,945
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	343
5% 8/1/25 (FSA Insured)	750	857
5% 8/1/27 (FSA Insured)	265	302
5% 8/1/28 (FSA Insured)	510	580
5% 8/1/38 (FSA Insured)	2,500	2,821
5% 8/1/42 (FSA Insured)	4,650	5,224
Series 2012:
5% 7/1/23 (FSA Insured)	1,270	1,346
5% 7/1/24 (FSA Insured)	1,350	1,430
5% 7/1/25 (FSA Insured)	1,060	1,123
5% 7/1/26 (FSA Insured)	1,110	1,175
5% 7/1/27 (FSA Insured)	1,065	1,128
5% 1/1/29 (FSA Insured)	600	635
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,804
5% 9/1/25 (FSA Insured)	3,500	4,149
5% 9/1/26 (FSA Insured)	3,000	3,654
5% 9/1/27 (FSA Insured)	4,030	4,858
5% 9/1/28 (FSA Insured)	3,500	4,192
5% 9/1/29 (FSA Insured)	2,000	2,376
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/24	1,000	1,142
5% 6/1/26	1,000	1,213
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	946
5% 11/15/25 (FSA Insured)	800	952
5% 11/15/26 (FSA Insured)	965	1,147
5% 11/15/27 (FSA Insured)	1,500	1,781
5% 11/15/28 (FSA Insured)	1,165	1,382
Turlock Irrigation District Rev. Series 2020:
5% 1/1/31	6,375	8,388
5% 1/1/32	6,695	8,763
5% 1/1/41	4,000	5,076
Union Elementary School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,992
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	7,300	7,857
Univ. of California Revs.:
Bonds Series 2016 AT, 1.4%, tender 3/10/21 (a)	3,000	3,008
Series 2017 AV, 5% 5/15/34	2,000	2,450
Series 2019 BB, 5% 5/15/49	2,000	2,481
Series 2020 BE, 4% 5/15/50	6,855	7,993
Series 2021, 5% 5/15/46 (d)	5,000	6,270
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
4% 1/1/35	1,000	1,083
4% 1/1/36	1,000	1,080
5% 1/1/30	1,335	1,583
5% 1/1/31	1,350	1,593
5% 1/1/32	1,400	1,646
5% 1/1/33	2,835	3,320
5% 1/1/34	2,230	2,603
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,036
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,493
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	2,433
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,900	2,387
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,051
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,462
5.5% 8/1/38	1,500	1,673
5.5% 8/1/40	5,000	5,564
Washington Township Health Care District Rev.:
Series 2017 B:
5% 7/1/30	2,500	2,969
5% 7/1/32	1,350	1,581
5% 7/1/33	1,000	1,167
Series 2019 A:
5% 7/1/30	1,000	1,234
5% 7/1/31	875	1,072
5% 7/1/32	890	1,079
5% 7/1/36	750	887
Series A:
4% 7/1/33	260	295
4% 7/1/35	300	336
5% 7/1/30	300	376
5% 7/1/31	325	405
West Contra Costa Unified School District:
Series 2012 D, 0% 8/1/33 (FSA Insured)	1,675	1,287
Series 2014 A:
5% 8/1/23	365	404
5% 8/1/25	2,555	2,920
5% 8/1/26	2,550	2,907
5% 8/1/27	1,150	1,305
5% 8/1/28	1,000	1,132
5% 8/1/29	1,675	1,894
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	1,757
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,258
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	2,085

TOTAL CALIFORNIA		2,135,874

Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.375% 10/1/43 (b)	480	512
Series C, 5% 10/1/21 (Escrowed to Maturity) (b)	390	400

TOTAL GUAM		912

TOTAL MUNICIPAL BONDS
(Cost $1,985,150)		2,136,786

Municipal Notes - 2.0%
California - 2.0%
California Statewide Cmntys. Dev. Auth. Rev. Participating VRDN Series 2017, 0.12% 3/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,850	$3,850
Contra Costa County Schools TRAN Series A, 2% 12/1/21	3,400	3,440
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2019 A1, 0.01% 3/1/21 (Liquidity Facility Toronto-Dominion Bank), VRDN (a)	10,000	10,000
Los Angeles Multi-family Hsg. Rev. Series 1994 A, 0.1% 3/1/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,418	1,418
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.33% 4/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	9,945	9,945
Sacramento County Hsg. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 58, 0.33% 4/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,425	1,425
Univ. of California Revs. Series 2013 AL3, 0.03% 3/1/21, VRDN (a)	15,700	15,700
TOTAL MUNICIPAL NOTES
(Cost $45,779)		45,778
TOTAL INVESTMENT IN SECURITIES - 96.9%
(Cost $2,030,929)		2,182,564
NET OTHER ASSETS (LIABILITIES) - 3.1%		70,509
NET ASSETS - 100%		$2,253,073

Security Type Abbreviations

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,997,000 or 0.7% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,945,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost (000s)
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.33% 4/2/21 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20 - 12/1/20	$9,945

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$2,182,564	$--	$2,182,564	$--
Total Investments in Securities:	$2,182,564	$--	$2,182,564	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.7%
Transportation	24.6%
Special Tax	9.6%
Health Care	9.4%
Education	7.6%
Electric Utilities	5.1%
Others* (Individually Less Than 5%)	18.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,030,929)		$2,182,564
Cash		63,286
Receivable for fund shares sold		2,142
Interest receivable		21,476
Prepaid expenses		2
Other receivables		4
Total assets		2,269,474
Liabilities
Payable for investments purchased
Regular delivery	$1,448
Delayed delivery	7,607
Payable for fund shares redeemed	4,838
Distributions payable	1,580
Accrued management fee	663
Distribution and service plan fees payable	32
Other affiliated payables	184
Other payables and accrued expenses	49
Total liabilities		16,401
Net Assets		$2,253,073
Net Assets consist of:
Paid in capital		$2,099,338
Total accumulated earnings (loss)		153,735
Net Assets		$2,253,073
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($60,245.77 ÷ 4,536.33 shares)(a)		$13.28
Maximum offering price per share (100/96.00 of $13.28)		$13.83
Class M:
Net Asset Value and redemption price per share ($5,325.55 ÷ 399.97 shares)(a)		$13.31
Maximum offering price per share (100/96.00 of $13.31)		$13.86
Class C:
Net Asset Value and offering price per share ($20,585.77 ÷ 1,552.75 shares)(a)		$13.26
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,047,035.63 ÷ 154,359.14 shares)		$13.26
Class I:
Net Asset Value, offering price and redemption price per share ($67,213.25 ÷ 5,057.39 shares)		$13.29
Class Z:
Net Asset Value, offering price and redemption price per share ($52,666.93 ÷ 3,963.48 shares)		$13.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 28, 2021
Investment Income
Interest		$63,706
Expenses
Management fee	$7,693
Transfer agent fees	1,749
Distribution and service plan fees	373
Accounting fees and expenses	394
Custodian fees and expenses	16
Independent trustees' fees and expenses	7
Registration fees	92
Audit	55
Legal	5
Miscellaneous	14
Total expenses before reductions	10,398
Expense reductions	(21)
Total expenses after reductions		10,377
Net investment income (loss)		53,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		9,570
Total net realized gain (loss)		9,570
Change in net unrealized appreciation (depreciation) on investment securities		(69,317)
Net gain (loss)		(59,747)
Net increase (decrease) in net assets resulting from operations		$(6,418)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,329	$57,708
Net realized gain (loss)	9,570	6,222
Change in net unrealized appreciation (depreciation)	(69,317)	135,383
Net increase (decrease) in net assets resulting from operations	(6,418)	199,313
Distributions to shareholders	(60,744)	(60,352)
Share transactions - net increase (decrease)	(30,656)	267,998
Total increase (decrease) in net assets	(97,818)	406,959
Net Assets
Beginning of period	2,350,891	1,943,932
End of period	$2,253,073	$2,350,891

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Municipal Income Fund Class A

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$12.78	$12.68	$12.79	$13.24
Income from Investment Operations
Net investment income (loss)B	.281	.309	.339	.340	.363
Net realized and unrealized gain (loss)	(.305)	.866	.101	(.043)	(.451)
Total from investment operations	(.024)	1.175	.440	.297	(.088)
Distributions from net investment income	(.281)	(.309)	(.339)	(.339)	(.362)
Distributions from net realized gain	(.045)	(.016)	(.001)	(.068)	–
Total distributions	(.326)	(.325)	(.340)	(.407)	(.362)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$13.28	$13.63	$12.78	$12.68	$12.79
Total ReturnD,E	(.15)%	9.30%	3.53%	2.31%	(.70)%
Ratios to Average Net AssetsF
Expenses before reductions	.79%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.80%	.80%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.80%
Net investment income (loss)	2.11%	2.34%	2.69%	2.62%	2.75%
Supplemental Data
Net assets, end of period (in millions)	$60	$56	$44	$39	$47
Portfolio turnover rate	13%	11%	20%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class M

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.66	$12.81	$12.71	$12.82	$13.28
Income from Investment Operations
Net investment income (loss)B	.290	.315	.345	.346	.368
Net realized and unrealized gain (loss)	(.304)	.866	.101	(.043)	(.460)
Total from investment operations	(.014)	1.181	.446	.303	(.092)
Distributions from net investment income	(.291)	(.315)	(.345)	(.345)	(.368)
Distributions from net realized gain	(.045)	(.016)	(.001)	(.068)	–
Total distributions	(.336)	(.331)	(.346)	(.413)	(.368)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$13.31	$13.66	$12.81	$12.71	$12.82
Total ReturnD,E	(.08)%	9.32%	3.57%	2.35%	(.74)%
Ratios to Average Net AssetsF
Expenses before reductions	.72%	.75%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.72%	.75%	.75%	.76%	.76%
Expenses net of all reductions	.72%	.75%	.75%	.76%	.76%
Net investment income (loss)	2.18%	2.37%	2.72%	2.66%	2.79%
Supplemental Data
Net assets, end of period (in millions)	$5	$11	$9	$8	$9
Portfolio turnover rate	13%	11%	20%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class C

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$12.76	$12.66	$12.77	$13.22
Income from Investment Operations
Net investment income (loss)B	.181	.210	.244	.241	.263
Net realized and unrealized gain (loss)	(.305)	.866	.100	(.042)	(.451)
Total from investment operations	(.124)	1.076	.344	.199	(.188)
Distributions from net investment income	(.181)	(.210)	(.243)	(.241)	(.262)
Distributions from net realized gain	(.045)	(.016)	(.001)	(.068)	–
Total distributions	(.226)	(.226)	(.244)	(.309)	(.262)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$13.26	$13.61	$12.76	$12.66	$12.77
Total ReturnD,E	(.90)%	8.50%	2.76%	1.54%	(1.46)%
Ratios to Average Net AssetsF
Expenses before reductions	1.54%	1.54%	1.55%	1.56%	1.55%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.56%	1.55%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.56%	1.55%
Net investment income (loss)	1.36%	1.59%	1.93%	1.87%	2.00%
Supplemental Data
Net assets, end of period (in millions)	$21	$24	$24	$29	$31
Portfolio turnover rate	13%	11%	20%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$12.76	$12.66	$12.77	$13.22
Income from Investment Operations
Net investment income (loss)B	.325	.353	.381	.383	.407
Net realized and unrealized gain (loss)	(.305)	.866	.101	(.042)	(.450)
Total from investment operations	.020	1.219	.482	.341	(.043)
Distributions from net investment income	(.325)	(.353)	(.381)	(.383)	(.407)
Distributions from net realized gain	(.045)	(.016)	(.001)	(.068)	–
Total distributions	(.370)	(.369)	(.382)	(.451)	(.407)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$13.26	$13.61	$12.76	$12.66	$12.77
Total ReturnD	.18%	9.68%	3.88%	2.66%	(.37)%
Ratios to Average Net AssetsE
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.46%	.46%	.46%
Expenses net of all reductions	.45%	.45%	.46%	.46%	.46%
Net investment income (loss)	2.45%	2.68%	3.02%	2.97%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$2,047	$2,159	$1,792	$1,841	$1,728
Portfolio turnover rate	13%	11%	20%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class I

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.64	$12.79	$12.69	$12.80	$13.25
Income from Investment Operations
Net investment income (loss)B	.313	.342	.371	.372	.395
Net realized and unrealized gain (loss)	(.304)	.866	.100	(.042)	(.450)
Total from investment operations	.009	1.208	.471	.330	(.055)
Distributions from net investment income	(.314)	(.342)	(.370)	(.372)	(.395)
Distributions from net realized gain	(.045)	(.016)	(.001)	(.068)	–
Total distributions	(.359)	(.358)	(.371)	(.440)	(.395)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$13.29	$13.64	$12.79	$12.69	$12.80
Total ReturnD	.09%	9.56%	3.78%	2.57%	(.46)%
Ratios to Average Net AssetsE
Expenses before reductions	.54%	.55%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.54%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.55%	.54%	.55%	.55%
Net investment income (loss)	2.36%	2.58%	2.93%	2.87%	3.00%
Supplemental Data
Net assets, end of period (in millions)	$67	$59	$48	$60	$59
Portfolio turnover rate	13%	11%	20%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$13.64	$12.79	$12.58
Income from Investment Operations
Net investment income (loss)C	.329	.357	.156
Net realized and unrealized gain (loss)	(.305)	.866	.211
Total from investment operations	.024	1.223	.367
Distributions from net investment income	(.329)	(.357)	(.156)
Distributions from net realized gain	(.045)	(.016)	(.001)
Total distributions	(.374)	(.373)	(.157)
Redemption fees added to paid in capitalC	–	–	–
Net asset value, end of period	$13.29	$13.64	$12.79
Total ReturnD,E	.21%	9.68%	2.93%
Ratios to Average Net AssetsF
Expenses before reductions	.43%	.43%	.44%G
Expenses net of fee waivers, if any	.43%	.43%	.43%G
Expenses net of all reductions	.43%	.43%	.43%G
Net investment income (loss)	2.47%	2.70%	3.01%G
Supplemental Data
Net assets, end of period (in millions)	$53	$43	$27
Portfolio turnover rate	13%	11%	20%

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, California Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund may be affected by economic and political developments in the state of California.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,916
Gross unrealized depreciation	(5,046)
Net unrealized appreciation (depreciation)	$151,870
Tax Cost	$2,030,694

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,946
Net unrealized appreciation (depreciation) on securities and other investments	$151,870

At period end, the Fund was required to defer approximately $59 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Tax-exempt Income	$53,322	$57,644
Ordinary Income	1,492	119
Long-term Capital Gains	5,930	2,589
Total	$60,744	$ 60,352

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Municipal Income Fund	299,603	278,220

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$144	$13
Class M	-%	.25%	17	–(a)
Class C	.75%	.25%	212	37
			$373	$50

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7
Class M	–(a)
Class C(b)	4
$11

 (a) In the amount of less than five hundred dollars.

 (b) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$92.16
Class M	7.10
Class C	34.16
California Municipal Income	1,482.07
Class I	111.17
Class Z	23.05
	$1,749

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Municipal Income Fund	7,800	30,900

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity California Municipal Income Fund	$5

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $16.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Distributions to shareholders
Class A	$1,414	$1,258
Class M	172	234
Class C	362	391
California Municipal Income	55,710	55,931
Class I	1,798	1,568
Class Z	1,288	970
Total	$60,744	$60,352

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Class A
Shares sold	1,332	1,312	$17,591	$17,245
Reinvestment of distributions	92	80	1,226	1,060
Shares redeemed	(963)	(782)	(12,648)	(10,296)
Net increase (decrease)	461	610	$6,169	$8,009
Class M
Shares sold	19	179	$265	$2,387
Reinvestment of distributions	12	17	157	220
Shares redeemed	(410)	(91)	(5,420)	(1,205)
Net increase (decrease)	(379)	105	$(4,998)	$1,402
Class C
Shares sold	314	526	$4,189	$6,907
Reinvestment of distributions	25	25	332	336
Shares redeemed	(520)	(728)	(6,871)	(9,534)
Net increase (decrease)	(181)	(177)	$(2,350)	$(2,291)
California Municipal Income
Shares sold	30,747	32,646	$407,779	$429,839
Reinvestment of distributions	2,350	2,369	31,187	31,357
Shares redeemed	(37,400)	(16,786)	(488,937)	(221,853)
Net increase (decrease)	(4,303)	18,229	$(49,971)	$239,343
Class I
Shares sold	2,730	1,758	$35,710	$23,221
Reinvestment of distributions	116	104	1,539	1,378
Shares redeemed	(2,127)	(1,253)	(28,027)	(16,742)
Net increase (decrease)	719	609	$9,222	$7,857
Class Z
Shares sold	2,031	1,518	$27,019	$20,093
Reinvestment of distributions	92	70	1,220	933
Shares redeemed	(1,290)	(554)	(16,967)	(7,348)
Net increase (decrease)	833	1,034	$11,272	$13,678

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Municipal Income Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 282 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Fidelity California Municipal Income Fund
Class A	.79%
Actual		$1,000.00	$1,005.90	$3.93
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class M	.71%
Actual		$1,000.00	$1,006.40	$3.53
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class C	1.54%
Actual		$1,000.00	$1,003.00	$7.65
Hypothetical-C		$1,000.00	$1,017.16	$7.70
California Municipal Income	.45%
Actual		$1,000.00	$1,007.60	$2.24
Hypothetical-C		$1,000.00	$1,022.56	$2.26
Class I	.55%
Actual		$1,000.00	$1,007.20	$2.74
Hypothetical-C		$1,000.00	$1,022.07	$2.76
Class Z	.43%
Actual		$1,000.00	$1,008.50	$2.14
Hypothetical-C		$1,000.00	$1,022.66	$2.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity California Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity California Municipal Income Fund
Class A	04/12/2021	04/09/2021	$0.018
Class M	04/12/2021	04/09/2021	$0.018
Class C	04/12/2021	04/09/2021	$0.018
California Municipal Income	04/12/2021	04/09/2021	$0.018
Class I	04/12/2021	04/09/2021	$0.018
Class Z	04/12/2021	04/09/2021	$0.018

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $7,695,752 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends were free from federal income tax, and 18.29% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and July 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class M, Class I, Class Z, and the retail class ranked below the competitive median for 2019, the total expense ratio of Class A ranked equal to the competitive median for 2019, and the total expense ratio of Class C ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CFL-ANN-0421
1.783451.118

Fidelity® California Limited Term Tax-Free Bond Fund

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	1.09%	1.71%	2.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,385	Fidelity® California Limited Term Tax-Free Bond Fund
$15,437	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain for the 12 months ending February 28, 2021, overcoming volatility related to economic and credit fears caused by the coronavirus pandemic. The Bloomberg Barclays Municipal Bond Index rose 1.06% for the period. Munis declined sharply in March 2020, as the spread of COVID-19 raised the prospect of a broad economic slowdown that presented financial challenges for certain muni issuers. For example, revenue bonds used to finance airport projects were pressured by a reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date and the collapse in revenue from sales taxes, activity taxes and fees. The U.S. Federal Reserve responded to the risk of economic contraction and credit-market dysfunction by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed historic fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, pressured muni yields and credit spreads through January 2021, before yields rose again in February amid hopes for a broad economic recovery and concern about rising inflation expectations.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year ending February 28, 2021, the fund gained 1.09%, about in line, net of fees, with the 1.38% advance of the Bloomberg Barclays California Enhanced Municipal 1-7 Year Non-AMT Index. The past 12 months, we focused on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's duration (interest rate) positioning contributed to performance versus the state index. It helped that the fund's duration was longer than the state index because it positioned the portfolio to more fully benefit when municipal yields fell in the first half of the period. The fund's holdings cumulatively produced more income than the state index this period, which also contributed to relative performance. From a sector allocation perspective, having larger-than-index exposure to certain student housing bonds detracted, since the sector trailed the state index. From a credit allocation standpoint, overweighting lower-quality investment-grade securities (rated A and BBB) hurt because they lagged. Lastly, differences in the way fund holdings and index components were priced hampered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 28, 2021

% of fund's net assets
General Obligations	31.0
Health Care	14.6
Transportation	12.1
Education	8.8
Special Tax	8.0

Quality Diversification (% of fund's net assets)

As of February 28, 2021
AAA	1.7%
AA,A	78.0%
BBB	10.7%
BB and Below	0.8%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	6.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Municipal Bonds - 93.7%
	Principal Amount	Value
California - 93.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2011 A, 5% 8/1/22 (Pre-Refunded to 8/1/21 @ 100)	$1,655,000	$1,688,133
Series 2012 A, 4% 8/1/21	1,200,000	1,218,905
Alameda Corridor Trans. Auth. Rev.:
Series 2013 A:
5% 10/1/21	3,125,000	3,208,636
5% 10/1/22	1,295,000	1,388,758
5% 10/1/24	1,220,000	1,353,224
Series 2016 A:
4% 10/1/21	1,250,000	1,275,401
4% 10/1/23	850,000	925,293
5% 10/1/22	1,250,000	1,338,238
Azusa Unified School District Series 2002, 0% 7/1/26 (FSA Insured)	1,125,000	1,050,705
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2014 E, 2%, tender 4/1/21 (a)	3,000,000	3,004,046
Series 2018 A, 2.625%, tender 4/1/26 (a)	7,100,000	7,683,833
Series B, 2.85%, tender 4/1/25 (a)	7,325,000	7,883,312
Series C, 2.1%, tender 4/1/22 (a)	7,000,000	7,077,140
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
3% 6/1/21	400,000	402,626
4% 6/1/22	350,000	365,799
4% 6/1/23	490,000	528,730
5% 6/1/24	350,000	399,606
5% 6/1/25	400,000	471,480
5% 6/1/26	500,000	606,655
California Gen. Oblig.:
Bonds 4%, tender 12/1/21 (a)	6,180,000	6,237,375
Series 2014, 4% 5/1/23	2,440,000	2,635,542
Series 2015, 5% 8/1/24	1,960,000	2,263,271
Series 2017, 5% 8/1/23	8,175,000	9,096,323
Series 2018, 5% 8/1/25	250,000	298,488
Series 2019:
5% 10/1/22	7,000,000	7,536,900
5% 4/1/28	4,380,000	5,600,531
Series 2020:
4% 3/1/23	5,000,000	5,372,250
4% 3/1/24	2,500,000	2,769,825
5% 11/1/26	2,000,000	2,472,200
5% 11/1/27	1,000,000	1,266,880
5% 11/1/28	10,000,000	12,949,200
California Health Facilities Fing. Auth. Rev.:
(Children's Hosp. of Orange County Proj.) Series 2012 A, 5% 11/15/21	1,450,000	1,493,202
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	12,480,000	13,219,814
Series 2009 C, 5%, tender 10/18/22 (a)	200,000	215,082
Series 2009 D, 1.7%, tender 10/18/22 (a)	5,200,000	5,313,828
Series 2016 B2, 4%, tender 10/1/24 (a)	6,120,000	6,892,895
Series 2019 B, 5%, tender 10/1/27 (a)	5,300,000	6,636,289
Series 2019 C, 5%, tender 10/1/25 (a)	8,310,000	9,924,882
Series 2011 A, 5.25% 3/1/23 (Pre-Refunded to 3/1/21 @ 100)	310,000	310,000
Series 2014 A:
5% 10/1/21	500,000	514,037
5% 10/1/22	1,850,000	1,990,674
Series 2015, 5% 11/15/25	675,000	815,096
Series 2016 A, 4% 3/1/27	475,000	540,393
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds:
(Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (a)	7,000,000	6,877,850
Series 2018 D, 1 month U.S. LIBOR + 0.380% 0.46%, tender 3/3/21 (a)(b)	7,000,000	6,999,518
Series 2015 A, 5% 11/1/24	1,230,000	1,379,839
California Mun Fin Auth Student Hsg (CHF-Davis I, LLC - West Village Student Housing Proj.) Series 2018, 5% 5/15/23	1,000,000	1,086,460
California Muni. Fin. Auth. (Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/21	900,000	909,895
5% 6/1/30	2,650,000	3,268,987
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/21	375,000	384,569
5% 10/1/22	1,020,000	1,090,319
5% 10/1/23	1,230,000	1,362,385
5% 10/1/24	370,000	422,473
5% 10/1/25	1,210,000	1,420,625
5% 10/1/26	355,000	426,625
(Channing House Proj.) Series 2017 A:
4% 5/15/28	2,000,000	2,344,260
5% 5/15/24	910,000	1,038,310
5% 5/15/26	360,000	436,068
5% 5/15/27	350,000	433,864
(Institute On Aging Proj.) Series 2017:
5% 8/15/21	225,000	229,937
5% 8/15/23	225,000	250,092
5% 8/15/24	285,000	327,950
5% 8/15/25	995,000	1,181,254
5% 8/15/26	275,000	335,343
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/21	550,000	556,117
5% 6/1/22	625,000	659,838
5% 6/1/23	700,000	768,782
5% 6/1/25	1,250,000	1,467,075
5% 6/1/28	390,000	478,288
Series 2017 A:
5% 11/1/23	450,000	492,606
5% 7/1/24	1,400,000	1,587,488
5% 7/1/25	1,035,000	1,207,710
5% 11/1/25	745,000	858,322
5% 7/1/26	1,065,000	1,274,826
5% 7/1/27	1,235,000	1,509,874
5% 7/1/29	115,000	138,785
Series 2017 B:
5% 7/1/24	1,440,000	1,632,845
5% 1/1/25	1,230,000	1,420,785
5% 7/1/26	500,000	598,510
5% 7/1/27	640,000	782,445
Series 2018:
5% 10/1/21	250,000	256,231
5% 10/1/22	475,000	506,968
5% 10/1/23	225,000	248,607
5% 10/1/24	275,000	313,060
5% 10/1/25	275,000	321,527
5% 10/1/26	300,000	359,451
Series 2019 A:
5% 4/1/26	650,000	779,708
5% 4/1/27	1,285,000	1,579,959
5% 4/1/28	2,000,000	2,510,560
5% 4/1/29	3,000,000	3,837,180
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009 A, 1.3%, tender 2/3/25 (a)(c)	1,500,000	1,537,080
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 0.18%, tender 4/1/21 (a)	5,000,000	5,000,161
California Muni. Fin. Auth. Sr Living Series 2019:
4% 11/15/23	295,000	312,361
4% 11/15/25	630,000	689,831
4% 11/15/28	710,000	801,036
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/24	1,300,000	1,456,923
5% 5/15/25	3,400,000	3,920,370
5% 5/15/26	3,000,000	3,540,030
5% 5/15/27	3,000,000	3,607,800
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/22	710,000	744,385
5% 5/15/23	950,000	1,031,919
5% 5/15/24	2,265,000	2,537,638
5% 5/15/27	750,000	901,463
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/23 (Build America Mutual Assurance Insured)	400,000	438,112
5% 5/15/24 (Build America Mutual Assurance Insured)	345,000	390,681
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/21 (d)	210,000	214,109
4% 10/15/22 (d)	245,000	257,554
4% 10/15/23 (d)	285,000	307,911
4% 10/15/24 (d)	380,000	420,231
4% 10/15/25 (d)	390,000	439,491
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2011 A, 5% 10/1/21	4,230,000	4,348,498
Series 2012 A, 5% 4/1/24	9,800,000	10,305,582
Series 2012 G:
5% 11/1/21	1,500,000	1,548,048
5% 11/1/24	720,000	777,139
5% 11/1/25	5,500,000	5,936,480
Series B, 5% 10/1/26	325,000	400,039
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	9,955,000	10,310,792
Series 2014 B:
5% 10/1/21	1,000,000	1,028,014
5% 10/1/22	1,225,000	1,317,941
Series 2014 C:
5% 10/1/21	1,355,000	1,392,959
5% 10/1/22	1,000,000	1,075,870
Series A, 5% 9/1/29	240,000	276,490
California State Univ. Rev.:
Bonds 4%, tender 11/1/23 (a)	6,205,000	6,678,442
Series 2020 A:
5% 11/1/22	2,585,000	2,794,178
5% 11/1/23	1,500,000	1,688,715
5% 11/1/24	1,500,000	1,751,190
5% 11/1/25	1,000,000	1,206,070
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/21	825,000	830,579
5% 5/15/22	1,000,000	1,049,540
5% 5/15/23	2,375,000	2,585,235
5% 5/15/24	1,000,000	1,124,070
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/22	500,000	517,556
5% 1/1/23	500,000	539,310
5% 1/1/24	600,000	670,806
5% 1/1/25	2,100,000	2,423,148
5% 1/1/26	1,090,000	1,293,481
5% 1/1/27	1,900,000	2,311,787
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/24	1,020,000	1,155,874
5% 7/1/25	625,000	729,294
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/25	6,000,000	6,010,260
Series 2014 B:
5% 7/1/23	870,000	953,964
5% 7/1/24	900,000	1,019,889
Series 2015, 5% 2/1/30	200,000	209,236
Series 2016:
5% 10/1/22	725,000	776,178
5% 10/1/24	2,030,000	2,334,155
5% 10/1/25	1,010,000	1,197,244
Series 2017 A, 3% 11/1/22 (c)	865,000	879,705
Series 2018 A, 5% 3/1/27	555,000	684,393
Series 2018:
5% 7/1/21	300,000	304,512
5% 7/1/23	300,000	328,953
Chula Vista Elem School Dish Series 2019, 0% 8/1/23	6,500,000	6,443,775
Corona-Norco Unified School District Series 2013 A, 5% 9/1/22	500,000	532,275
Eastern California Muni. Wtr. District Wtr. and Wasterwater Bonds Series 2018 C, SIFMA Municipal Swap Index + 0.250% 0.28%, tender 3/4/21 (a)(b)	7,000,000	7,000,728
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/26	250,000	308,423
5% 7/1/27	255,000	323,269
El Camino Hosp. District Series 2006, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,362,750
El Dorado County Gen. Oblig. 5% 9/1/22	1,280,000	1,371,610
El Dorado Irr. Distr. Rev. Series 2016 A:
5% 3/1/22	500,000	524,104
5% 3/1/23	500,000	547,880
Elk Grove Fin. Auth. Spl. Tax Rev.:
Series 2015:
5% 9/1/22	425,000	454,550
5% 9/1/23	1,000,000	1,105,750
5% 9/1/24	1,000,000	1,141,210
Series 2016:
4% 9/1/21	1,130,000	1,147,908
4% 9/1/23	1,500,000	1,613,055
4% 9/1/25	1,915,000	2,154,892
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016:
5% 2/1/22 (Build America Mutual Assurance Insured)	2,895,000	3,019,623
5% 2/1/23 (Build America Mutual Assurance Insured)	1,390,000	1,512,904
5% 2/1/24 (Build America Mutual Assurance Insured)	1,460,000	1,646,836
Elsinore Valley Muni. Wtr. District Series 2016 A:
5% 7/1/22	900,000	958,122
5% 7/1/23	770,000	855,301
5% 7/1/24	1,000,000	1,154,970
Emery Unified School District Series D, 0% 8/1/40 (Pre-Refunded to 8/1/23 @ 40.487)	250,000	100,440
Evergreen Elementary School District Series 2006 B, 0% 8/1/27	1,240,000	1,148,079
Fairfield Ctfs. Prtn. Series 2007, 0% 4/1/27	1,850,000	1,711,028
Garvey School District Series 2000 B, 0% 8/1/30	1,625,000	1,349,969
Gilroy School Facilities Fing. (Gilroy Calif Unified School District Proj.) Series 2013, 4% 8/1/22 (Escrowed to Maturity)	40,000	42,204
Golden Empire Schools Fing. Auth. Lease Rev. (Kern High School District Projs.) Series 2018, 5% 5/1/21	6,650,000	6,702,036
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,000,000	4,633,750
Series 2013 A, 5% 6/1/21	5,125,000	5,185,884
Series 2017 A1:
5% 6/1/21	1,000,000	1,011,424
5% 6/1/22	1,000,000	1,057,330
5% 6/1/23	3,875,000	4,265,484
5% 6/1/28	1,510,000	1,851,532
Series A, 0% 6/1/24 (AMBAC Insured)	7,500,000	7,346,550
Indio Pub. Fing. Auth. Lease Rev. Series 2012:
5% 11/1/21	455,000	469,419
5% 11/1/22	745,000	803,721
Irvine Reassessment District 12-1 Ltd. Oblig. 5% 9/2/22	750,000	801,660
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/21	615,000	629,851
5% 9/1/22	615,000	656,998
5% 9/1/23	1,205,000	1,338,791
Series 2013 A:
5% 9/1/21	1,000,000	1,024,148
5% 9/1/22	2,000,000	2,133,460
5% 9/1/23	1,500,000	1,664,160
Long Beach Unified School District Series D1, 0% 8/1/29	1,915,000	1,529,625
Los Angeles Cmnty. College District Series 2016 I, 4% 8/1/24	800,000	897,568
Los Angeles County Ctfs. of Prtn. (Disney Concert Hall Parking Garage Proj.):
5% 3/1/21	500,000	500,000
5% 9/1/21	1,270,000	1,299,054
5% 3/1/22	1,000,000	1,045,735
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2020 A, 5% 6/1/27	5,000,000	6,297,450
Los Angeles County Pub. Works Fing. Auth. Lease Rev. (LACMA Bldg. for the Permanent Collection Proj.) Series 2020 A, 5% 12/1/27	3,375,000	4,281,188
Los Angeles Dept. Arpt. Rev.:
Series 2020 A:
5% 5/15/23	5,000,000	5,522,900
5% 5/15/24	5,000,000	5,739,450
5% 5/15/25	5,015,000	5,955,714
Series 2020 B, 5% 5/15/26	7,000,000	8,575,140
Series C, 5% 5/15/25	265,000	314,465
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2014 A, 5% 5/1/23	475,000	522,220
Series 2014 B, 5% 5/1/23	200,000	219,882
Los Angeles Unified School District:
Series 2020 C, 5% 7/1/26	5,670,000	6,964,858
Series A:
5% 7/1/22	3,830,000	4,076,269
5% 7/1/24	435,000	501,159
5% 7/1/25	3,355,000	3,998,053
Series C, 5% 7/1/25	455,000	524,529
Series M1, 5% 7/1/25	300,000	357,501
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/22	2,480,000	2,589,170
5% 4/1/23	2,610,000	2,823,681
Montebello Pub. Fing. Auth.:
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/27	1,415,000	1,560,688
(Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A, 5% 6/1/28	1,490,000	1,634,038
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/29	1,560,000	1,702,802
Monterey Peninsula Cmnty. College District Series 2016:
0% 8/1/22	2,300,000	2,289,259
0% 8/1/24	2,850,000	2,779,092
Napa Valley Cmnty. Cllge District Series 2002 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,025,000	944,784
Napa Valley Unified School District Series 2010 A, 0% 8/1/27	2,065,000	1,894,927
Newport Mesa Unified School District Series 2007, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,915,000	3,485,172
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000,000	11,007,500
Oakland Unified School District Alameda County:
Series 2015 A:
5% 8/1/23 (FSA Insured)	2,005,000	2,223,244
5% 8/1/24	1,900,000	2,175,158
5% 8/1/24 (FSA Insured)	2,200,000	2,528,262
Series 2016:
5% 8/1/26	445,000	539,990
5% 8/1/29	940,000	1,130,679
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/22	3,300,000	3,425,929
Palmdale School District Series 2002, 0% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,293,950
Palo Alto Unified School District Gen. Oblig. Series 2008, 0% 8/1/25	2,255,000	2,188,771
Palomar Cmnty. College District Series 2010 B, 0% 8/1/29	1,005,000	883,526
Palomar Health Calif Ctfs. Prtn. Series 2017:
5% 11/1/23	300,000	331,563
5% 11/1/24	300,000	340,602
5% 11/1/25	350,000	406,319
5% 11/1/26	475,000	562,780
Palomar Health Rev. Series 2016:
5% 11/1/25	2,000,000	2,321,820
5% 11/1/26	1,875,000	2,221,500
Perris Union High School District Series A, 5% 9/1/22 (FSA Insured)	625,000	669,438
Pittsburg School District Series C, 0% 8/1/52 (Pre-Refunded to 8/1/22 @ 16.874)	1,275,000	214,608
Placentia-Yorba Linda Unified School District Series 2004 B, 0% 8/1/27	1,905,000	1,754,810
Poway California Redev. Agcy. Successor Series A:
5% 12/15/23	4,330,000	4,884,933
5% 6/15/24	2,440,000	2,803,170
Poway Unified School District Series 2009, 0% 8/1/26	2,145,000	2,028,312
Poway Unified School District Pub. Fing.:
4% 9/15/21	325,000	331,703
5% 9/1/21	1,230,000	1,258,701
5% 9/1/22	990,000	1,057,033
5% 9/1/23	1,345,000	1,493,259
Pub. Utils. Commission San Francisco City & County Wastewtr. Rev. Bonds Series 2018 C, 2.125%, tender 10/1/23 (a)	25,000,000	25,885,727
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/21 (FSA Insured)	1,000,000	1,023,894
5% 9/1/22 (FSA Insured)	1,400,000	1,495,606
Richmond Wastewtr. Rev. Series 2019 B:
5% 8/1/22	300,000	320,454
5% 8/1/23	1,000,000	1,114,500
5% 8/1/24	730,000	845,647
5% 8/1/25	1,950,000	2,337,641
Rio Hondo Cmnty. College District Series 2010 C, 0% 8/1/29	1,800,000	1,564,038
Riverside Swr. Rev. Series 2015 A:
5% 8/1/22	2,160,000	2,305,022
5% 8/1/24	1,500,000	1,729,335
Sacramento City Unified School District:
Series 2007:
0% 7/1/27 (FSA Insured)	1,455,000	1,332,591
0% 7/1/28 (FSA Insured)	500,000	445,855
Series 2014:
5% 7/1/23	605,000	661,174
5% 7/1/25	50,000	56,118
Sacramento County Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/22 (Escrowed to Maturity)	275,000	292,339
5% 7/1/23	430,000	475,296
5% 7/1/24	575,000	658,329
5% 7/1/25	605,000	714,402
Series 2018 B:
5% 7/1/22 (Escrowed to Maturity)	1,000,000	1,063,050
5% 7/1/23	3,060,000	3,382,340
5% 7/1/24	1,560,000	1,786,075
5% 7/1/25	2,040,000	2,408,893
Series 2018 D:
5% 7/1/21	700,000	710,646
5% 7/1/22	300,000	318,252
5% 7/1/23	500,000	552,055
5% 7/1/24	400,000	457,256
Series 2018 E, 5% 7/1/28	745,000	938,059
Series 2020:
5% 7/1/23	350,000	386,869
5% 7/1/24	730,000	835,792
5% 7/1/25	1,045,000	1,233,967
5% 7/1/26	370,000	448,869
5% 7/1/27	830,000	1,029,532
5% 7/1/28	700,000	884,191
Sacramento Muni. Util. District Elec. Rev. Bonds Series 2019 B, 5%, tender 10/15/25 (a)	1,920,000	2,266,656
Sacramento TOT Rev. Series A, 5% 6/1/26	900,000	1,071,603
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	2,495,000	2,575,888
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/21	1,000,000	1,015,310
5% 7/1/22	1,500,000	1,582,995
5% 7/1/24	1,415,000	1,613,510
5% 7/1/26	1,450,000	1,752,354
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2019 A, 5% 7/1/24	45,000	51,683
Series 2020 A, 5% 7/1/22	2,055,000	2,184,280
Series 2020 B:
5% 7/1/23	3,755,000	4,159,827
5% 7/1/29	1,025,000	1,323,849
San Diego County Wtr. Auth. Rev. Series 2021 A, 5% 5/1/25	1,050,000	1,245,825
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B:
5% 10/15/23	1,400,000	1,564,010
5% 10/15/25	1,605,000	1,931,361
San Francisco City & County Redev. Agcy. Successor (San Francisco Redev. Projs.) Series 2014 C:
5% 8/1/21	1,000,000	1,020,101
5% 8/1/22	175,000	186,415
San Jacinto Unified School District:
Series 2014 A, 5% 8/1/22 (FSA Insured)	325,000	346,057
Series 2014:
5% 8/1/21 (FSA Insured)	150,000	153,015
5% 8/1/23 (FSA Insured)	400,000	443,032
5% 8/1/24 (FSA Insured)	750,000	860,535
San Jose Fing. Auth. Lease Rev.:
(Civic Ctr. Proj.) Series 2013 A, 5% 6/1/22 (Escrowed to Maturity)	1,100,000	1,165,736
Series 2013 A, 4% 6/1/21 (Escrowed to Maturity)	1,000,000	1,009,360
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/22	1,850,000	1,983,644
5% 10/1/23	900,000	1,007,451
San Mateo County Cmnty. College District Series 2006 B, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,505,000	3,344,226
San Mateo County Joint Powers Fing. Auth. Series 2019 A:
5% 7/15/22	3,425,000	3,649,235
5% 7/15/23	3,440,000	3,817,506
San Mateo Unified School District (Election of 2000 Proj.) Series B, 0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,055,000	2,947,922
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/21 (FSA Insured)	500,000	506,435
5% 6/15/22 (FSA Insured)	1,000,000	1,056,940
5% 6/15/23 (FSA Insured)	630,000	693,504
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/21	1,025,000	1,029,002
5% 4/1/23	1,125,000	1,236,240
5% 4/1/25	1,250,000	1,477,300
Santa Monica Pub. Fin. Rev. (Santa Monica Calif Proj.) Series 2017, 5% 7/1/22	400,000	425,832
South Bay Union School District Series 2019, 0% 8/1/22	2,230,000	2,213,676
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/21	750,000	766,284
5% 8/15/22	750,000	781,380
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (a)	7,000,000	6,947,010
Stockton Pub. Fing. Auth. Wastewtr. Series 2019, 1.4% 6/1/22	3,000,000	3,007,260
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
5% 10/1/23	650,000	724,750
5% 10/1/24	700,000	807,562
5% 10/1/25	750,000	892,763
5% 10/1/26	1,000,000	1,221,070
5% 10/1/27	1,000,000	1,249,960
Stockton Unified School District Gen. Oblig. Series 2012, 5% 7/1/22 (FSA Insured)	1,220,000	1,298,446
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.):
Series 2016 A:
5% 9/1/21 (FSA Insured)	1,025,000	1,049,126
5% 9/1/22 (FSA Insured)	3,370,000	3,601,688
5% 9/1/23 (FSA Insured)	3,000,000	3,329,910
5% 9/1/24 (FSA Insured)	125,000	143,630
5% 9/1/26 (FSA Insured)	3,610,000	4,396,475
Series 2016, 5% 9/1/21 (FSA Insured)	1,000,000	1,023,538
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/23	1,000,000	1,101,340
5% 6/1/27	500,000	621,865
Turlock Irrigation District Rev. Series 2020:
5% 1/1/23	4,315,000	4,685,745
5% 1/1/24	4,530,000	5,117,768
5% 1/1/25	4,760,000	5,569,010
5% 1/1/26	4,995,000	6,032,312
Univ. of California Revs. Bonds Series 2016 AT, 1.4%, tender 3/10/21 (a)	6,800,000	6,818,163
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
5% 1/1/22	450,000	465,418
5% 1/1/23	450,000	483,323
5% 1/1/24	1,150,000	1,277,489
5% 1/1/26	500,000	585,100
5% 1/1/28	1,000,000	1,213,220
Walnut Energy Ctr. Auth. Rev. Series 2014 A, 5% 1/1/22	350,000	364,054
Washington Township Health Care District Rev.:
Series 2019 A:
5% 7/1/21	500,000	507,115
5% 7/1/22	645,000	681,217
5% 7/1/23	715,000	782,610
5% 7/1/24	500,000	564,145
5% 7/1/25	500,000	578,605
5% 7/1/26	550,000	651,173
5% 7/1/27	600,000	724,632
Series A:
5% 7/1/21	325,000	329,624
5% 7/1/22	200,000	211,216
5% 7/1/23	175,000	191,548
5% 7/1/24	200,000	225,658
5% 7/1/25	200,000	231,442
5% 7/1/26	250,000	295,988
5% 7/1/27	375,000	452,895
5% 7/1/28	400,000	489,852
5% 7/1/29	350,000	434,252
West Contra Costa Unified School District:
Series 2014 A:
5% 8/1/22	575,000	613,606
5% 8/1/23	1,500,000	1,660,980
Series E:
4% 8/1/25 (FSA Insured)	500,000	571,200
4% 8/1/27 (FSA Insured)	650,000	769,314
4% 8/1/27 (FSA Insured)	600,000	710,136
Series F, 4% 8/1/25 (FSA Insured)	400,000	456,960
Wiseburn Unified School District Series 2015 B, 5% 8/1/21	1,690,000	1,724,114
TOTAL MUNICIPAL BONDS
(Cost $707,836,632)		726,956,225

Municipal Notes - 0.4%
California - 0.4%
Contra Costa County Schools TRAN Series A, 2% 12/1/21	1,100,000	$1,112,832
Irvine Reassessment District 12-1 Ltd. Oblig. Series A, 0.01% 3/1/21, LOC Sumitomo Mitsui Banking Corp., VRDN(a)(c)	2,000,000	2,000,000
TOTAL MUNICIPAL NOTES
(Cost $3,113,423)		3,112,832
TOTAL INVESTMENT IN SECURITIES - 94.1%
(Cost $710,950,055)		730,069,057
NET OTHER ASSETS (LIABILITIES) - 5.9%		45,383,501
NET ASSETS - 100%		$775,452,558

Security Type Abbreviations

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,416,785 or 0.6% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$730,069,057	$--	$730,069,057	$--
Total Investments in Securities:	$730,069,057	$--	$730,069,057	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	31.0%
Health Care	14.6%
Transportation	12.1%
Education	8.8%
Special Tax	8.0%
Other	7.9%
Water & Sewer	7.2%
Others* (Individually Less Than 5%)	10.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $710,950,055)		$730,069,057
Cash		41,433,426
Receivable for fund shares sold		262,652
Interest receivable		7,339,013
Prepaid expenses		500
Receivable from investment adviser for expense reductions		86,036
Other receivables		1,485
Total assets		779,192,169
Liabilities
Payable for investments purchased
Regular delivery	$1,119,160
Delayed delivery	1,640,204
Payable for fund shares redeemed	430,298
Distributions payable	209,959
Accrued management fee	224,225
Other affiliated payables	64,296
Other payables and accrued expenses	51,469
Total liabilities		3,739,611
Net Assets		$775,452,558
Net Assets consist of:
Paid in capital		$756,241,166
Total accumulated earnings (loss)		19,211,392
Net Assets		$775,452,558
Net Asset Value, offering price and redemption price per share ($775,452,558 ÷ 71,745,808 shares)		$10.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Interest		$12,980,550
Expenses
Management fee	$2,518,985
Transfer agent fees	577,056
Accounting fees and expenses	163,819
Custodian fees and expenses	5,619
Independent trustees' fees and expenses	2,296
Registration fees	28,266
Audit	60,082
Legal	1,741
Miscellaneous	4,284
Total expenses before reductions	3,362,148
Expense reductions	(846,689)
Total expenses after reductions		2,515,459
Net investment income (loss)		10,465,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,366,225
Total net realized gain (loss)		1,366,225
Change in net unrealized appreciation (depreciation) on investment securities		(6,574,522)
Net gain (loss)		(5,208,297)
Net increase (decrease) in net assets resulting from operations		$5,256,794

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,465,091	$12,501,559
Net realized gain (loss)	1,366,225	1,355,937
Change in net unrealized appreciation (depreciation)	(6,574,522)	18,298,880
Net increase (decrease) in net assets resulting from operations	5,256,794	32,156,376
Distributions to shareholders	(11,807,294)	(12,498,156)
Share transactions
Proceeds from sales of shares	251,121,569	167,519,549
Reinvestment of distributions	8,614,599	9,042,205
Cost of shares redeemed	(229,706,166)	(174,840,470)
Net increase (decrease) in net assets resulting from share transactions	30,030,002	1,721,284
Total increase (decrease) in net assets	23,479,502	21,379,504
Net Assets
Beginning of period	751,973,056	730,593,552
End of period	$775,452,558	$751,973,056
Other Information
Shares
Sold	23,196,586	15,615,460
Issued in reinvestment of distributions	796,711	842,380
Redeemed	(21,435,984)	(16,318,511)
Net increase (decrease)	2,557,313	139,329

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Limited Term Tax-Free Bond Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.58	$10.49	$10.59	$10.80
Income from Investment Operations
Net investment income (loss)B	.157	.182	.184	.168	.170
Net realized and unrealized gain (loss)	(.040)	.290	.090	(.100)	(.199)
Total from investment operations	.117	.472	.274	.068	(.029)
Distributions from net investment income	(.157)	(.181)	(.184)	(.168)	(.170)
Distributions from net realized gain	(.020)	(.001)	–	–	(.011)
Total distributions	(.177)	(.182)	(.184)	(.168)	(.181)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$10.81	$10.87	$10.58	$10.49	$10.59
Total ReturnD	1.09%	4.50%	2.64%	.64%	(.27)%
Ratios to Average Net AssetsE
Expenses before reductions	.47%	.47%	.48%	.47%	.47%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.45%	1.70%	1.75%	1.59%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$775,453	$751,973	$730,594	$774,419	$767,451
Portfolio turnover rate	19%	31%	33%	20%	33%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a non-diversified fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,198,912
Gross unrealized depreciation	(1,081,357)
Net unrealized appreciation (depreciation)	$19,117,555
Tax Cost	$710,951,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$58,660
Undistributed ordinary income	$–
Undistributed long-term capital gain	$35,177
Net unrealized appreciation (depreciation) on securities and other investments	$19,117,555

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Tax-exempt Income	$10,462,333	$12,428,247
Long-term Capital Gains	1,344,961	69,909
Total	$11,807,294	$ 12,498,156

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Limited Term Tax-Free Bond Fund	169,759,552	130,988,396

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Limited Term Tax-Free Bond Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Limited Term Tax-Free Bond Fund	4,740,000	27,130,000

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity California Limited Term Tax-Free Bond Fund	$1,625

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $839,688.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,510.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,491.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Limited Term Tax-Free Bond Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 282 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Fidelity California Limited Term Tax-Free Bond Fund	.35%
Actual		$1,000.00	$1,002.80	$1.74
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity California Limited Term Tax-Free Bond Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $0.001 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $1,300,875, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Limited Term Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and July 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Limited Term Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Placeholder specific to fund type to be added by the fund team.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CSI-ANN-0421
1.817077.115

Item 2.

Code of Ethics

As of the end of the period, February 28, 2021, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Limited Term Tax-Free Bond Fund and Fidelity California Municipal Income Fund (the “Funds”):

Services Billed by PwC

February 28, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$47,600	$3,700	$5,100	$2,000
Fidelity California Municipal Income Fund	$43,500	$3,400	$5,100	$1,800

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$48,400	$4,200	$5,100	$2,400
Fidelity California Municipal Income Fund	$44,200	$3,900	$5,100	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2021A	February 29, 2020A
Audit-Related Fees	$9,436,200	$7,927,700
Tax Fees	$14,300	$28,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2021A	February 29, 2020A
PwC	$14,546,500	$12,616,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2021